UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Date of Report (Date of earliest event reported): February 16, 2016

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01       Other Events

On February 16, 2016 COPsync, Inc. (the “Company”) issued a press release announcing new subscriber metrics for the three-month period ending December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 16, 2016, entitled "COPsync Announces Strong Subscriber Growth for the COPsync Network and COPsync911 in Q4 2015.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: February 17, 2016	By:	/s/ Barry W. Wilson
	Name:	Barry W. Wilson
	Title:	Chief Financial Officer